                                                                   Exhibit 10.20

                       DEVELOPMENT AND LICENSE AGREEMENT


     This Agreement is made by and between BECTON, DICKINSON AND COMPANY, a New Jersey corporation ("BECTON"), and MEDI-JECT CORPORATION, a Minnesota corporation ("MEDI-JECT").

     Whereas, MEDI-JECT has experience in and has committed significant resources to designing and developing needleless injection devices and systems, including disposables, suitable for the delivery of various drugs;

     Whereas, BECTON has experience in marketing and selling drug delivery devices and systems, including disposables;

     Whereas, MEDI-JECT and BECTON entered into a Confidentiality Agreement, dated February 1, 1995, for the purpose of sharing information in order to evaluate a possible business relationship;

     Whereas, the parties have completed their evaluation and now desire to proceed with a development and licensing agreement sufficient to permit MEDI-JECT to develop needleless injection devices and BECTON to develop disposables, to be followed by separate supply agreements;

     Now, therefore, in consideration of the premises and promises contained herein, the parties agree as follows.

ARTICLE I - DEFINITIONS

     1.1 "AFFILIATE" shall mean any corporation or other business entity controlled by or in common control of a party. "Control" as used herein means the ownership directly or indirectly of fifty percent (50%) or the maximum interest permitted by local law of the voting stock of a corporation or a fifty percent (50%) or greater interest in the income of such corporation or other business entity or the ability otherwise of a party to secure that the affairs of such corporation or other business entity are managed in accordance with its wishes.

     1.2 "BECTON" shall include all of the divisions, subsidiaries and AFFILIATES of Becton, Dickinson and Company.

     1.3 "BECTON PROPERTY" shall mean (a) all INTELLECTUAL PROPERTY owned by or licensed to (with right of sublicense) BECTON prior to the EFFECTIVE DATE relating to DISPOSABLES, and (b) all INTELLECTUAL PROPERTY made, conceived, created, developed or reduced to practice (by employees or agents of BECTON or MEDI-JECT or jointly by employees or agents of both parties) during the course of the OPEN DEVELOPMENT PROGRAM or a CLOSED DEVELOPMENT PROGRAM and covering DISPOSABLES (including without limitation the manufacture, use or sale thereof), excluding PROGRAM DISPOSABLE PROPERTY.

     1.4 "CLOSED ARCHITECTURE SYSTEM" shall mean any NEEDLELESS INJECTOR and DISPOSABLE (a) each of which is designed or calibrated for use with a specific drug, (b) which are designed to be used together as an integrated unit, and (c) which are intended to be sold to and distributed by or on behalf of a third party pharmaceutical company. The parties will develop and commercialize CLOSED ARCHITECTURE SYSTEMS as set forth in Article III.

     1.5 "CLOSED DEVELOPMENT PROGRAM" shall mean each and every development program for the development and commercialization of one or more CLOSED ARCHITECTURE SYSTEMS pursuant to Paragraph 3.3.

     1.6  "COST OF GOODS SOLD" shall mean (***).

     1.7 "DISPOSABLE" shall mean a single-use or multiple-use disposable drug chamber (either user-filled or pre-fillable) or other related drug-containing or drug-contacting component (e.g., vial adapter) for use with a NEEDLELESS INJECTOR.

     1.8  "EFFECTIVE DATE" shall mean January 1, 1996.

     1.9 "INTELLECTUAL PROPERTY" shall mean and include all patentable and unpatentable inventions, ideas, discoveries, improvements, design rights, works of authorship, trade secrets, know-how and any equivalents thereof.

     1.10 "LICENSED PATENTS" shall mean those United States and foreign patents and/or patent applications within the MEDI-JECT PROPERTY, BECTON PROPERTY, PROGRAM DISPOSABLE PROPERTY or PROGRAM SYSTEM PROPERTY, including any continuations, continuations-in-part, divisions, extensions, substitutions, reissues or re-examinations thereof.

     1.11 "MEDI-JECT" shall include all of the divisions, subsidiaries and AFFILIATES of Medi-Ject Corporation.

     1.12 "MEDI-JECT PROPERTY" shall mean (a) all INTELLECTUAL PROPERTY owned by or licensed to (with right of sublicense) MEDI-JECT prior to the EFFECTIVE DATE relating to NEEDLELESS INJECTORS and/or DISPOSABLES

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

for OPEN ARCHITECTURE SYSTEMS or CLOSED ARCHITECTURE SYSTEMS and (b) all INTELLECTUAL PROPERTY made, conceived, created, developed or reduced to practice (by employees or agents of BECTON or MEDI-JECT or jointly by employees or agents of both parties) during the course of the OPEN DEVELOPMENT PROGRAM or a CLOSED DEVELOPMENT PROGRAM and covering NEEDLELESS INJECTORS (including without limitation the manufacture, use or sale thereof).

     1.13 "MJ-6" shall mean the needleless injector system previously developed by MEDI-JECT as of the EFFECTIVE DATE for use in connection with the delivery of insulin, human growth hormone and those other drugs listed on Exhibit C hereto, including enhancements thereto (e.g. disposables) but excluding any needleless injector system having a size materially smaller than that of the MJ-6.

     1.14 "NEEDLELESS INJECTOR" shall mean (a) a reusable device for needleless, transdermal injection of parenteral drugs which is (i) designed for use with a DISPOSABLE and (ii) self-powered or powered by means of any external energy source and, if applicable, (b) any reusable external energy source and related ancillary components. The parties agree that the term NEEDLELESS INJECTOR excludes the MJ-6.

     1.15 "NET SALES" shall mean the price at which ROYALTY-BEARING DISPOSABLES are sold by BECTON or MEDI-JECT, its respective AFFILIATES or sublicensees to a purchaser (other than BECTON OR MEDI-JECT, its respective AFFILIATES or sublicensees), (***). The parties recognize that only one royalty shall be payable with respect to any ROYALTY-BEARING DISPOSABLE regardless of the

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

number of VALID CLAIMS under the applicable LICENSED PATENTS that may cover the manufacture, sale or use of such DISPOSABLE.

     1.16 "OPEN ARCHITECTURE SYSTEM" shall mean a NEEDLELESS INJECTOR and DISPOSABLE (a) which are not designed or calibrated for use with a specific drug made by a specific drug company and (b) which are intended to be distributed primarily through pharmacies for uses other than (***). Initially, the parties
will develop an OPEN ARCHITECTURE SYSTEM   for insulin; the parties may develop
additional OPEN ARCHITECTURE SYSTEMS for other drugs as set forth in Article
III.

     1.17 "OPEN DEVELOPMENT PROGRAM" shall mean the joint program under which:
(i) MEDI-JECT, using PROGRAMS FUNDS paid by BECTON and on behalf of BECTON, shall undertake to develop a NEEDLELESS INJECTOR for an OPEN ARCHITECTURE SYSTEM, including specifications, timetables, milestones, reports and deliverables, as set forth in Exhibit A hereto; (ii) BECTON, using its own funds, shall undertake to develop a DISPOSABLE for use with such NEEDLELESS INJECTOR for an OPEN ARCHITECTURE SYSTEM, including the specifications, timetables, milestones reports and deliverables, also as set forth in Exhibit A hereto; and (iii) MEDI-JECT and BECTON shall work together to integrate the NEEDLELESS INJECTOR and DISPOSABLE so developed into an OPEN ARCHITECTURE SYSTEM.

     1.18 (***).

     1.19 (***).

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     1.20 "PROGRAM DISPOSABLE PROPERTY" shall mean all INTELLECTUAL PROPERTY made, conceived, created, developed or reduced to practice (by employees or agents of BECTON or MEDI-JECT or jointly by employees or agents of both parties) during the course of the OPEN DEVELOPMENT PROGRAM or a CLOSED DEVELOPMENT PROGRAM and covering DISPOSABLES (including without limitation the manufacture, use or sale thereof) solely for use in connection with NEEDLELESS INJECTORS.

     1.21 "PROGRAM FUNDS" shall mean the monies paid by BECTON to MEDI-JECT pursuant to Paragraph 2.4 to fund MEDI-JECT's portion of the OPEN DEVELOPMENT PROGRAM.

     1.22 "PROGRAM SYSTEM PROPERTY" shall mean all INTELLECTUAL PROPERTY made, conceived, created, developed or reduced to practice (by employees or agents of BECTON or MEDI-JECT or jointly by employees or agents of both parties) during the course of the OPEN DEVELOPMENT PROGRAM or a CLOSED DEVELOPMENT PROGRAM and covering NEEDLELESS INJECTORS and DISPOSABLES (including without limitation the manufacture, use or sale thereof) as integral parts of an OPEN ARCHITECTURE SYSTEM or CLOSED ARCHITECTURE SYSTEM.

     1.23 "ROYALTY-BEARING DISPOSABLE" shall mean:

          (a) with respect to Paragraphs 3.3, 7.2, 12.4(b) and (c) any DISPOSABLE, (i) the manufacture, use or sale of such is covered, in the country where the DISPOSABLE is manufactured or sold, by (***), a claim of a pending

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

patent application within the LICENSED PATENTS, or (***), a VALID CLAIM of any LICENSED PATENT or any third party technology acquired jointly pursuant to Paragraph 6.3; provided that such pending patent application or such LICENSED PATENT, as applicable, names as the sole inventor(s) or as joint inventors, employees of MEDI-JECT; or (ii) which is manufactured or sold in any country in which the FDA or applicable regulatory authority requires the use of such DISPOSABLE with a NEEDLELESS INJECTOR covered by any of the LICENSED PATENTS; or

          (b) with respect to Paragraphs 3.5, 4.4, 5.5, 12.2 and 12.5 of this Agreement and Paragraph 8 of Exhibit B, any DISPOSABLE, (i) the manufacture, use or sale of such is covered, in the country where the DISPOSABLE is manufactured or sold, by (***), a claim of a pending patent application within the LICENSED PATENTS, or (***), a LICENSED PATENT of any LICENSED PATENT or any third party technology acquired jointly pursuant to Paragraph 6.3; provided that such pending patent application or such LICENSED PATENT, as applicable, names as the sole inventor(s) or joint inventors, employees of BECTON, or (ii) which is manufactured or sold in any country in which the FDA or applicable regulatory authority requires the use of such DISPOSABLE with a NEEDLELESS INJECTOR covered by any of the LICENSED PATENTS.

     1.24 "SUPPLY AGREEMENT" shall mean an agreement to be entered into between BECTON and MEDI-JECT under which MEDI-JECT shall supply to BECTON NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS, which

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

agreement shall include the terms set forth in Exhibit B below and such other terms and conditions as are customary in such agreements and as the parties shall mutually agree.

     1.25 "STOCK PURCHASE AGREEMENTS" shall mean the PREFERRED STOCK PURCHASE AGREEMENT, WARRANT, and OPTION AGREEMENT between BECTON and MEDI-JECT of even date herewith under which BECTON acquired equity and other interests in MEDI-JECT.

     1.26 "VALID CLAIM" shall mean at least one claim of an issued or granted LICENSED PATENT so long as such claim shall not have been cancelled or shall not have been held invalid or not infringed in an unappealed or unappealable decision rendered by a tribunal of competent jurisdiction.

ARTICLE II - OPEN DEVELOPMENT PROGRAM

     2.1 MEDI-JECT and BECTON each shall use reasonably diligent efforts to carry out their respective parts of the OPEN DEVELOPMENT PROGRAM as set forth in Exhibit A. MEDI-JECT shall use PROGRAM FUNDS solely to carry out the OPEN DEVELOPMENT PROGRAM and for no other purpose. MEDI-JECT shall use reasonably diligent efforts to assure that it is the owner of all MEDI-JECT PROPERTY. BECTON shall use reasonably diligent efforts to assure that it is the owner of all BECTON PROPERTY.

     2.2 MEDI-JECT warrants that the design, manufacture, sale and use of a NEEDLELESS INJECTOR as part of the OPEN DEVELOPMENT SYSTEM shall not knowingly infringe the valid INTELLECTUAL PROPERTY of others. MEDI-JECT agrees to notify BECTON if it becomes aware of such an infringement before incorporating a feature covered by such rights into NEEDLELESS INJECTOR so developed, and agrees to notify the Executive Committee of the terms of any license necessary to acquire such rights prior to execution thereof. MEDI-JECT shall be responsible for acquiring any such license. MEDI-JECT warrants that its rights under any licenses or other agreements entered into under this Paragraph after the EFFECTIVE DATE shall inure to the benefit of BECTON.

     2.3 BECTON warrants that the design, manufacture, sale and use of a DISPOSABLE shall not knowingly infringe the valid INTELLECTUAL PROPERTY of others. BECTON agrees to notify MEDI-JECT if it becomes aware of such an infringement before incorporating a feature covered by such rights into the DISPOSABLE, and agrees to notify the Executive Committee of the terms of any license necessary to acquire such rights prior to execution thereof. BECTON shall be responsible for acquiring any such license. BECTON warrants that its rights under any licenses or other agreements entered into under this Paragraph after the EFFECTIVE DATE shall inure to the benefit of MEDI-JECT.

     2.4 Unless earlier terminated under Article XII, as partial consideration for MEDI-JECT's performing the development of NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS, BECTON shall provide PROGRAM FUNDS to MEDI-JECT in an amount not to exceed Two Million Four Hundred Thousand Dollars ($2,400,000), in exchange for such rights granted to BECTON under Article IV. The

PROGRAM FUNDS shall be paid in twenty-four equal monthly installments of $100,000, with the first such monthly installment payable on the EFFECTIVE DATE and the remaining monthly installments being due on or before the fifth day of each month commencing February 1996. The initial term of the OPEN DEVELOPMENT PROGRAM shall be two (2) years from the EFFECTIVE DATE. Any extension of the OPEN DEVELOPMENT PROGRAM beyond December 1997 and/or modifications in the scope, direction and efforts of the parties under it after that date, shall be determined by the representatives of the parties comprising the Executive Committee which also shall set the amount and timing of any additional PROGRAM FUNDS to be spent as of January 1998, all of which shall be set forth in a writing amending this Agreement and Exhibit A in order to be effective. The PROGRAM FUNDS shall be allocated to the OPEN DEVELOPMENT PROGRAM and such other development projects as the Executive Committee may determine, but in no event shall such PROGRAM FUNDS be refundable to BECTON.


ARTICLE III - COMMERCIALIZATION EFFORTS

     3.1 (a) For the (***) period commencing on the EFFECTIVE DATE, BECTON and MEDI-JECT shall (***) to determine whether to develop NEEDLELESS INJECTORS and DISPOSABLES in either OPEN or CLOSED ARCHITECTURE SYSTEMS for a particular drug, class of drugs or indication/disease. Other than particular CLOSED ARCHITECTURE SYSTEMS for which BECTON has declined to manufacture the DISPOSABLES pursuant to Paragraph 3.5, for the (***) period

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

commencing on the EFFECTIVE DATE, (***) engage in any research, development, commercialization, manufacturing, marketing or sales activity with respect to NEEDLELESS INJECTORS and DISPOSABLES for OPEN or CLOSED ARCHITECTURE SYSTEMS, except pursuant to this Agreement. In addition, for the (***) period commencing on the EFFECTIVE DATE, each party shall (***) all of its activities with respect to OPEN ARCHITECTURE SYSTEMS, and neither party shall, without the prior consent of the other party, and except as provided in Paragraph 6.3, (***) with any third party relating to NEEDLELESS INJECTORS or DISPOSABLES for OPEN or CLOSED ARCHITECTURE SYSTEMS, except for such activities that would take place after such three (3) year period.

     (b) After such (***) period, BECTON (***) to engage in any research, development, commercialization, manufacturing, marketing or sales (***) with respect to NEEDLELESS INJECTORS or DISPOSABLES for OPEN or CLOSED ARCHITECTURE SYSTEMS, with any third party. Notwithstanding the foregoing, if BECTON (***) in any research, development, commercialization, manufacturing, marketing or sales activity with respect to NEEDLELESS INJECTORS or DISPOSABLES for OPEN OR CLOSED ARCHITECTURE SYSTEMS, with any third party, other than permitted sublicensing of its rights and obligations under this Agreement, as contemplated herein, or to assist BECTON in performing its obligations hereunder or exploiting its rights hereunder, Becton's rights under that certain Warrant to Purchase 2,500,000 Shares of Series E Junior Convertible Preferred Stock (the "Warrant") and that certain Option to Purchase 500,000 Shares of Series D
Junior Convertible Preferred Stock (the "Option"), both dated as of January 25, 1996, shall be terminated to the extent unexercised thereunder, pursuant to the respective terms of the Warrant and Option, effective as follows:

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     (i) if BECTON enters into a written agreement with a third party with respect to such activity, (***) shall be effective immediately upon the date of such agreement, without notice to BECTON,

     (ii) if BECTON (***) (other than pursuant to a written agreement), BECTON shall give MEDI-JECT written notice thereof, and BECTON shall have thirty
     (30) days from the date of such notice in which either to (***) such activity or to (***), and, if such activity is not (***) within such thirty
     (30) day period, (***), on the expiration of such thirty (30) day period, or

     (iii) if MEDI-JECT (***) (other than pursuant to a written agreement), MEDI-JECT shall give BECTON written notice thereof, and (***) thirty (30) days after receipt of such written notice, if BECTON has not (***) the activity which is the subject of such notice. From and after receipt of notice from MEDI-JECT pursuant to this subsection (iii) above, BECTON shall not be entitled (***) until BECTON has (***) the activity which is the subject of the notice.

Failure by BECTON to give notice under Section 3.1(b)(ii) shall not constitute a basis for terminating this Agreement.

     (c) The parties acknowledge that their respective rights and obligations with respect to (***) are not subject to Paragraphs 3.1, 6.3 or 6.4.

     3.2 OPEN ARCHITECTURE SYSTEMS for drugs other than insulin shall be developed under modifications of the OPEN DEVELOPMENT PROGRAM determined in accordance with the provisions of Paragraph 2.4 above. MEDI-JECT

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

shall have the exclusive right to manufacture and supply NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS, for BECTON'S worldwide sales of such OPEN ARCHITECTURE SYSTEMS. Such manufacture and supply of NEEDLELESS INJECTORS for each OPEN ARCHITECTURE SYSTEM (e.g., initially insulin, and thereafter, such other drugs as the parties may designate pursuant to Paragraph 2.4) shall be pursuant to a SUPPLY AGREEMENT to be executed by the parties; each such SUPPLY AGREEMENT shall include the terms set forth in Exhibit B and such other customary and reasonable terms as the parties may then agree.

     3.3 Development of CLOSED ARCHITECTURE SYSTEMS shall be carried out as follows: MEDI-JECT and BECTON shall develop and establish a joint plan for the development, marketing and sale of CLOSED ARCHITECTURE SYSTEMS on behalf of one or more drug companies ("PLAN"). The PLAN shall be completed and submitted to the Executive Committee for approval by it by and on behalf of the parties, no later than (***). It is understood that the PLAN would include provisions to
(i) jointly market to and then establish contracts ("Contracts") with individual drug companies to develop a CLOSED ARCHITECTURE SYSTEM for a particular company's drug, and (ii) assist each drug company which entered into such a Contract or Contracts ("Drug Company") to obtain regulatory clearance for the SYSTEM so developed. Each such arrangement with a Drug Company entered into under the PLAN also shall provide that: (i) unless otherwise agreed to with a Drug Company, MEDI-JECT would exclusively supply NEEDLELESS INJECTORS, and BECTON would exclusively supply DISPOSABLES (paying a royalty to MEDI-

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

JECT on NET SALES of ROYALTY-BEARING DISPOSABLES pursuant to Paragraph 7.2 below); (ii) MEDI-JECT and BECTON would enter into a CLOSED DEVELOPMENT PROGRAM with the Drug Company (***); (iii) MEDI-JECT and BECTON would grant licenses to each other consistent with the terms of Article IV below; and (iv) (***).

     3.4 In the event that the purchase price paid for one or more of the NEEDLELESS INJECTORS for CLOSED ARCHITECTURE SYSTEMS pursuant to any Contract contemplated in Paragraph 3.3 (***). The Executive Committee will discuss in good faith whether it is desirable for BECTON and MEDI-JECT to contract jointly with the Drug Company. In any event, neither party shall have the right or authority to enter into a Contract alone or to bind the other to a Contract without having first obtained the prior express written approval to do so.

     3.5 If BECTON determines, in good faith, that it is not commercially feasible for it to manufacture DISPOSABLES for a particular CLOSED ARCHITECTURE SYSTEM, then it shall grant to MEDI-JECT, and it hereby does, the exclusive worldwide right and license under the BECTON PROPERTY, to make, have made, use, sell and import such DISPOSABLES for such particular CLOSED ARCHITECTURE SYSTEM only, together with the right to grant sublicenses under the terms and conditions of this Agreement. Such license shall be subject to a (***) royalty on NET SALES of such ROYALTY-BEARING DISPOSABLES, provided, however, that the manufacture, use or sale of such DISPOSABLE is covered, in the

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

country whether the DISPOSABLE is manufactured or sold, by a VALID CLAIM under such BECTON PROPERTY.

     3.6 For a period of two (2) years from the EFFECTIVE DATE, BECTON shall assist MEDI-JECT in the distribution and marketing of the MJ-6 to pharmacies in the United States for use in conjunction with vials of insulin. (***). The parties agree that except as expressly provided in this Section 3.6, development and commercialization of the MJ-6 is outside of the scope of this Agreement.

ARTICLE IV - GRANT

     4.1 MEDI-JECT hereby grants to BECTON an exclusive, world-wide right and license under MEDI-JECT PROPERTY, PROGRAM DISPOSABLE PROPERTY and PROGRAM SYSTEM PROPERTY, during the term of this Agreement, (i) to sell and use NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS and (ii) to make, have made, use, sell and import DISPOSABLES for use with OPEN ARCHITECTURE SYSTEMS and CLOSED ARCHITECTURE SYSTEMS, together with the right to grant sublicenses under the terms and conditions of this Agreement.

     4.2 BECTON hereby grants to MEDI-JECT an exclusive, world-wide right and license under the BECTON PROPERTY, during the term of this Agreement, to make and have made NEEDLELESS INJECTORS as part of OPEN ARCHITECTURE SYSTEMS, CLOSED ARCHITECTURE SYSTEMS or (***), together with the right to grant sublicenses under the terms and conditions of this Agreement.

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     4.3 BECTON agrees not to assert against MEDI-JECT any of its rights under any INTELLECTUAL PROPERTY owned or controlled by BECTON and covering the manufacture, use or sale of NEEDLELESS INJECTORS, with respect to MEDI-JECT's manufacture and supply of any NEEDLELESS INJECTORS hereunder, or under any SUPPLY AGREEMENT or any CONTRACT, or with respect to MEDI-JECT's exercise of any of its licenses hereunder.

     4.4 MEDI-JECT also shall have the right to convert BECTON's rights under Paragraph 4.1 to non-exclusive if either BECTON fails (***). In the event MEDI-JECT converts BECTON's license rights to non-exclusive due to a failure to (***), MEDI-JECT shall have the non-exclusive, world-wide right (with right of sublicense) under the BECTON PROPERTY to make, have made, use and sell such DISPOSABLES for use with OPEN ARCHITECTURE SYSTEMS, CLOSED ARCHITECTURE SYSTEMS or (***), and to the extent that such DISPOSABLES are ROYALTY-BEARING DISPOSABLES, MEDI-JECT shall pay a (***) royalty on NET SALES of such ROYALTY-BEARING DISPOSABLES.

ARTICLE V - (***) RIGHTS

     5.1 In the course of this Agreement, MEDI-JECT shall be free to work on and develop one or more (***). In the course of this work, MEDI-JECT shall be free to incorporate and use MEDI-JECT PROPERTY, BECTON PROPERTY, PROGRAM DISPOSABLE PROPERTY and PROGRAM SYSTEM PROPERTY in any such (***)

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

developed. No PROGRAM FUNDS, however, shall be spent on the development of a device for such use.

     5.2 In the event the efforts of MEDI-JECT to develop such a (***) are successful, MEDI-JECT hereby grants to BECTON a right of first refusal to evaluate and negotiate for rights to such SYSTEM, including the exclusive right to sell and use such SYSTEM, subject to the following conditions:

          A. MEDI-JECT shall notify BECTON in writing of the completed development of prototypes for a (***) and shall provide BECTON with such information and data as may be necessary to allow BECTON to evaluate the prototype of the new device, including at least two (2) functional models of such a device;

          B. BECTON shall have (***) after receiving such notification and functional models from MEDI-JECT to evaluate the new device, including the right to conduct focus groups, market research and/or preliminary clinical studies, with BECTON agreeing to share the results of its evaluation with MEDI-JECT; and

          C. If BECTON desires to exercise its right of first refusal, it shall do so in writing not later than (***) after receiving such notification and models from MEDI-JECT. Failure to provide such notice in a timely manner shall result in a forfeiture of such right of first refusal as to the (***) so noticed.

     5.3 Upon receipt of notice that it intends to exercise its right of first refusal, BECTON and MEDI-JECT shall negotiate, in good faith and in an expeditious

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

manner, terms and conditions satisfactory to both parties under which MEDI-JECT would manufacture and supply such NEEDLELESS INJECTORS for (***) exclusively to BECTON, and BECTON would exclusively manufacture and sell DISPOSABLES for use therewith, unless otherwise agreed to by the parties.

     5.4 So long as BECTON shall have the rights of first refusal granted to it under this Article, MEDI-JECT shall not mortgage, grant, assign, license or otherwise convey any right, title or interest in any INTELLECTUAL PROPERTY in, or any rights or interest to sell, distribute or otherwise provide, (***) to any third party.

     5.5 If the parties are unable to agree on the terms and conditions of an agreement within a period of (***) after receiving the notice and models provided for under Paragraph 5.2(A), MEDI-JECT shall be free to offer the same rights to such (***) as were offered to BECTON to any third party on terms no more favorable in the aggregate to that third party than the terms last offered to BECTON; it being understood that any such rights granted to a third party to such (***) shall in no way conflict with or diminish the rights granted to BECTON under of this Agreement, including but not limited to those set forth in
Article IV. In addition, if MEDI-JECT or such third party thereafter sells a ROYALTY-BEARING DISPOSABLE for use with a (***), the parties shall negotiate in good faith a royalty to be paid by MEDI-JECT or such third party to BECTON with respect to NET SALES of such ROYALTY-BEARING DISPOSABLE.

ARTICLE VI - EXECUTIVE COMMITTEE

     6.1 BECTON and MEDI-JECT each shall appoint two (2) people to serve on an Executive Committee. The Executive Committee is created for the purposes of facilitating and exercising the respective rights of the parties under this Agreement. Except as provided elsewhere in this Agreement, the members of the Executive Committee shall have no fiduciary duty to each other. The purpose of the Executive Committee shall be: (i) to monitor progress of the OPEN DEVELOPMENT

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

PROGRAM, to determine whether the timetables and milestones for the OPEN DEVELOPMENT PROGRAM and any acceptance criteria for NEEDLELESS INJECTORS and DISPOSABLES have been met; (ii) to determine whether to expand the scope of the OPEN DEVELOPMENT PROGRAM to include OPEN ARCHITECTURE SYSTEMS for drugs other than insulin or to include development of enhanced or improved SYSTEMS; (iii) to determine whether an OPEN ARCHITECTURE SYSTEM or CLOSED ARCHITECTURE SYSTEM should be developed for a particular drug, class of drugs, or drugs for a particular indication, as set forth in Paragraph 3.1 above; (iv) to set forth in writing the PLAN, as defined in Paragraph 3.3 above, for the development of CLOSED ARCHITECTURE SYSTEMS; (v) to appoint persons to such committees to carry out any projects and programs as the Executive Committee shall deem appropriate and (vi) to attempt to resolve any and all disputes as may arise under or relate to this Agreement.

     6.2 The Executive Committee shall meet at such times and places as are mutually agreed upon, preferably at each other's principal place of business on an alternating basis, but in any event not less than quarterly. Each party shall bear its own costs in attending Executive Committee meetings. Each party shall have the right to replace its members of the Executive Committee on notice to the other party. Persons not members of the Executive Committee may be invited to attend Committee meetings in the discretion of the Executive Committee. Decisions of the Executive Committee shall be by majority.

     6.3 In the event that either party becomes aware of the availability of any third party INTELLECTUAL PROPERTY relating to NEEDLELESS INJECTORS or DISPOSABLES (other than such INTELLECTUAL PROPERTY required pursuant to Paragraph 2.2 and 2.3), either alone or in conjunction with the sale of that third party's business or assets, the parties shall bring such information to the attention of the Executive Committee. (***).

     6.4 During the term of this Agreement, in the event that either party becomes aware of the availability of any third party INTELLECTUAL PROPERTY relating to needleless, transdermal injection of parenteral drugs other than as provided in Paragraph 6.3, either alone or in conjunction with the sale of that third party's business or assets, the parties shall bring such information to the attention of the Executive Committee. Although the Executive Committee may discuss whether it would be desirable for the parties to acquire such INTELLECTUAL PROPERTY as provided in Paragraph 6.3, each party shall be free to acquire and use such INTELLECTUAL PROPERTY independently from, and without limitation or encumbrance under, this Agreement.

ARTICLE VII -- COMMERCIALIZATION AND ROYALTIES

     7.1 BECTON will use reasonably diligent efforts to commercialize the OPEN ARCHITECTURE SYSTEMS on a world-wide basis.

     7.2 BECTON shall pay to MEDI-JECT the following royalties on NET SALES of ROYALTY-BEARING DISPOSABLES with the applicable royalty rate to be

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

determined by annual worldwide NET SALES of ROYALTY-BEARING DISPOSABLES:

          Annual Worldwide Sales Revenue           Royalty
          ------------------------------           -------

          (***)                                    (***)

     7.3  (***).

     7.4 Each party owing royalties or any other payment hereunder or any SUPPLY AGREEMENT (the "paying party") shall keep complete and accurate records of the NET SALES and COST OF GOODS SOLD of DISPOSABLES and/or NEEDLELESS INJECTORS, as applicable, and all data necessary for the computation of payment or other calculation made hereunder or thereunder. However, the paying party shall have no duty of trust or other fiduciary relationship with the other party (the "receiving party") regarding the maintenance of the books of account or the calculation and reporting of royalties and other calculations and payments hereunder.

     7.5 Royalty payments hereunder, when due, shall be made on or before the last business day of May, August, November and February of each year for the sales of the ROYALTY-BEARING DISPOSABLES and/or NEEDLELESS INJECTORS, as the case may be, during the preceding quarterly periods ending on the last day of March, June, September and December, respectively. Such payments shall be accompanied by a statement showing the NET SALES and such other particulars as are necessary for an account of the payments to be made pursuant to this

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agreement. Payment of the amount due shall accompany such statement, which shall be deemed to be true and correct unless objected to and audited in accordance with Paragraph 7.7 below.

     7.6 All royalties and other payments hereunder or under any SUPPLY AGREEMENT shall be payable by the paying party to the receiving party in United States dollars by a check or checks drawn to the order of the receiving party. To the extent sales may have been made by the paying party in a foreign country, such royalty payments shall be made in United States dollars on the basis of conversion, from the currency of such foreign country, in the case of BECTON, at the rate recited in the report entitled "Rates of Exchange" issued monthly by BECTON's International Finance Department which provides spot exchange rates for each foreign country where sales were made, or in the case of MEDI-JECT, according to its then standard procedures for such conversions, which standard procedures shall utilize a publicly available bank exchange rate or other published exchange rate (e.g., The Wall Street Journal), on the last business day of the calendar quarter when the sales occurred, and shall be paid at the time and in the manner set forth above, provided, however, that royalties based on sales in any foreign country shall be payable to the receiving party only after deducting for exchange and all other charges due foreign governments, including withholding taxes, arising from the origin and transmittal of such royalties, and further provided that the foregoing is subject to the right of the paying party to make payment of royalties in any country where the currency is blocked and where legal conversion of the currency billed cannot be made into United States dollars by depositing such royalty payments in the receiving party's name in a bank designated by the receiving party within such country.

     7.7 The receiving party, at its own expense, shall have the right for a period of (***) after receiving any report from the paying party to nominate an independent Certified Public Accountant ("CPA") reasonably acceptable to the paying party, who shall have access to the paying party's records during reasonable business hours for the purpose of verifying the payments or other calculations made under this Agreement, but this right may not be exercised more than once in any calendar year, and the CPA shall disclose to the receiving party only information relating to the accuracy of the payment report or other calculations and the payments made in accordance with this Agreement. The failure of the receiving party to request verification of any payment report during said (***) period shall be considered acceptance of the accuracy of such report and the paying party shall have no obligation to maintain any records pertaining such report beyond said (***) period.

ARTICLE VIII - CONFIDENTIALITY OBLIGATIONS

     8.1 Subject to the rights and licenses granted herein, any information, report, document or other materials (including, but not limited to, laboratory

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

notebooks, schematics, specifications, circuits, diagrams, specimens, samples, prototypes, models and data regardless of how stored) disclosed or provided to the other party during this Agreement which is of a trade secret, confidential, proprietary or like undisclosed nature or is identified as such ("CONFIDENTIAL INFORMATION"), shall be retained by the receiving party in confidence for the term of this Agreement and a five (5) year period thereafter and shall not be used except in connection with performance under this Agreement; provided, however, nothing in this Agreement shall in any way restrict the right of a receiving party to use, disclose, or otherwise deal with any information which
(i) was already known to the receiving party at the time of disclosure as evidenced by written documents in the receiving party's possession prior to disclosure; or (ii) was generally available to the public or becomes publicly known through no wrongful act of the receiving party; or (iii) was received by the receiving party from a third-party who had a legal right to provide it; or
(iv) was developed independently of knowledge of CONFIDENTIAL INFORMATION received by the receiving party from the disclosing party.

     8.2 Upon termination or expiration of this Agreement or within thirty (30) days following a written request made at any time by a disclosing party, the receiving party shall return all CONFIDENTIAL INFORMATION, including all writings, models and the like supplied by the disclosing party, except that one copy of same may be retained for archival purposes.

     8.3 The receiving party agrees to exercise the same care and safeguards with respect to CONFIDENTIAL INFORMATION disclosed by the disclosing party as used to maintain the confidentiality of its own information of like character, but in no event less than a reasonable degree of care.

     8.4 Nothing contained herein shall be construed, either expressly or implicitly, to grant to the receiving party any rights to the CONFIDENTIAL INFORMATION, including technology or license under any INTELLECTUAL PROPERTY now or hereinafter in existence, except as specifically provided herein.

ARTICLE IX - INTELLECTUAL PROPERTY

     9.1 Each party shall promptly disclose, in writing, to the other party all INTELLECTUAL PROPERTY made, developed, created, conceived or reduced to practice by any person(s), including any employee, agent or representative of the party as part of the OPEN DEVELOPMENT PROGRAM or CLOSED DEVELOPMENT PROGRAM, and all rights, title and interest to such INTELLECTUAL PROPERTY, shall be owned exclusively by and vest entirely in the parties, subject to the rights and licenses granted under this Agreement, as follows:

          (a) MEDI-JECT shall own all MEDI-JECT PROPERTY, PROGRAM DISPOSABLE PROPERTY and PROGRAM SYSTEM PROPERTY; and

          (b) BECTON shall own all BECTON PROPERTY.

     9.2 MEDI-JECT shall diligently file and prosecute patent applications covering, and shall maintain all LICENSED PATENTS granted under, MEDI-JECT PROPERTY in the United States and Patent Cooperation Treaty Countries. MEDI-JECT shall keep BECTON currently informed of the filing and progress of all material aspects of the prosecution of all such applications and of the issuance of patents, and shall consult with BECTON concerning any decisions which would affect the scope of any issued claims and other prosecutorial details, including the potential abandonment of any application. MEDI-JECT shall promptly inform BECTON of any additions, deletions or changes in the status of such LICENSED PATENTS. All actions taken by MEDI-JECT pursuant to this Paragraph 9.2 shall be at its own expense.

     9.3 BECTON shall diligently file and prosecute patent applications covering, and shall maintain all LICENSED PATENTS granted under, BECTON PROPERTY and PROGRAM DISPOSABLE PROPERTY material to DISPOSABLES. BECTON shall keep MEDI-JECT currently informed of the filing and progress of all material aspects of the prosecution of all such applications and of the issuance of patents, and shall consult with MEDI-JECT concerning any decisions which would affect the scope of any issued claims and other prosecutorial details, including the potential abandonment of any application. BECTON shall promptly inform MEDI-JECT of any additions, deletions or changes in the status of such LICENSED

PATENTS. All actions taken by BECTON pursuant to this Paragraph 9.3 shall be at its own expense.

     9.4 The parties shall mutually agree, through the Executive Committee, on whether and in which countries to file and prosecute patent applications covering, and to maintain LICENSED PATENTS granted under, PROGRAM SYSTEM PROPERTY. All such joint filings shall be made by counsel reasonably acceptable to the parties. Each party shall have the opportunity to review and comment on any such filings prior to submission and to discuss the strategy for the preparation, filing, prosecution, maintenance and defense of any patent applications covering the PROGRAM SYSTEM PROPERTY and any LICENSED PATENTS granted thereon. The parties shall share equally any out-of-pocket costs and expenses incurred with respect to such actions.

     9.5 OPEN ARCHITECTURE SYSTEMS shall bear such trademarks and trade names as BECTON may choose, and BECTON shall be the owner of all right, title and interest in any such trademarks and trade names so used (with BECTON being responsible to obtaining at its cost all registrations worldwide for such trademarks and trade names). BECTON shall be responsible for and shall own all copyrights in any labels, marketing materials, publications and other written documentation created for use in connection with the distribution, marketing and sale of OPEN ARCHITECTURE SYSTEMS.

     9.6 Upon request, each party shall execute and deliver to the other party all descriptions, applications, assignments and other documents and instruments necessary or proper to carry out the provisions of this Agreement without further compensation; and the parties shall cooperate with and assist each other or their nominees in all reasonable ways and at all reasonable times, including, but not limited to, testifying in all legal proceedings, signing all lawful papers and in general performing all lawful acts reasonable, necessary or proper, to aid the other party in obtaining, maintaining, defending and enforcing all lawful patent, copyright, trade secret, know-how and the like in the United States and elsewhere.


     9.7 Upon termination or expiration of this Agreement, or any of the rights granted to BECTON hereunder, for any reason, BECTON has (***), or (***), together with the right to grant sublicenses, and thereafter such property shall be (***) for purposes of any licenses or sublicenses granted to MEDI-JECT or others under this Agreement. BECTON shall exercise such right by providing written notice to MEDI-JECT within ninety (90) days of such termination or expiration.

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE X - PATENT LITIGATION

     10.1 BECTON and MEDI-JECT shall promptly notify the other as soon as either becomes aware of any infringement, actual or threatened, of any of the INTELLECTUAL PROPERTY licensed hereunder, including those with respect to the LICENSED PATENTS.

     10.2 MEDI-JECT shall have the primary right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to infringement of any (***), by counsel of its own choice, and BECTON shall have the right, at its own expense, to be represented by counsel of its own choice. If MEDI-JECT fails to bring an action or proceeding within (***) after having knowledge or notice of such infringement, BECTON shall have the right to bring and control any such action by counsel of its own choice and MEDI-JECT shall have the right to be represented in such action by counsel of its own choice, at its own expense. If one party brings any such action or proceeding, the second party agrees to be joined as a party plaintiff and to give the first party reasonable assistance and authority to file and prosecute the suit; provided that the party bringing suit shall indemnify the joined party against any and all costs and other awards against the parties, including attorneys' fees. The party bringing suit hereunder shall be entitled to retain any damages or other monetary awards recovered in favor of the parties.

     10.3 BECTON shall have the right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to infringement of any
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(***), by counsel of its own choice. MEDI-JECT agrees it may be joined as a party plaintiff, and if so, it may be represented by counsel of its own choice; provided that BECTON shall indemnify MEDI-JECT against any and all costs and other awards against the parties, including attorneys' fees. If BECTON fails to bring an action or proceeding in any particular country within (***) after having knowledge or notice of such infringement and MEDI-JECT is obligated hereunder to (***), MEDI-JECT's (***) in such country shall be (***).

     10.4 The parties shall discuss whether to institute and prosecute any action or proceeding with respect to infringement of any (***). Unless the parties otherwise agree, each party shall be entitled to institute, prosecute and control any action or proceeding with respect to such infringement (with the other party having the right to participate in such action) and shall take such action as may be necessary to allow the other party to proceed. If one party brings any such action or proceeding, the second party agrees to be joined as a party plaintiff and to give the first party reasonable assistance and authority to file and prosecute the suit; provided that the party bringing suit shall indemnify the joined party against any and all costs and other awards against the parties, including attorneys' fees. The party bringing suit hereunder shall be entitled to retain any damages or other monetary awards recovered in favor of the parties; provided, however, that if the parties bring suit jointly, such damages and monetary awards shall be shared equally by the parties,
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

after reimbursement of each party's out-of-pocket costs and expenses with respect to such suit.

ARTICLE XI - REGULATORY MATTERS

     11.1 Upon finalization of any OPEN DEVELOPMENT SYSTEM developed hereunder, MEDI-JECT and BECTON shall jointly conduct (or cause to be conducted) such clinical trials as may be necessary or deemed advisable to obtain clearance to market and sell such SYSTEMS in such countries in the world as the parties may agree upon. MEDI-JECT and BECTON shall jointly design the content, claims and timing of all trials conducted, and shall provide each other access to all data and documentation collected or prepared in support of such trials and access to all communications and filings sent to or received from any regulatory agency. The costs of such trials shall be borne equally by the parties; provided, however, BECTON shall contribute, without charge, an amount of DISPOSABLES sufficient to conduct such trials, and MEDI-JECT shall contribute, without charge, an amount of NEEDLELESS INJECTORS sufficient to conduct such trials. Each party agrees to use reasonably diligent efforts to file for and obtain regulatory approval for such OPEN DEVELOPMENT SYSTEMS in such agreed countries.

     11.2 Clinical trials for each CLOSED DEVELOPMENT SYSTEM, developed pursuant to a CLOSED DEVELOPMENT PROGRAM shall be handled in accordance with terms of each Contract associated therewith.

ARTICLE XII - TERMINATION

     12.1 Unless sooner terminated, this Agreement and the rights and licenses granted hereunder shall continue in effect until the later of (a) the end of (***) years after conclusion of the initial OPEN DEVELOPMENT PROGRAM or (b) the life of the last to expire of the LICENSED PATENTS.

     12.2 For a period of three (3) years following the EFFECTIVE DATE or prior to MEDI-JECT receiving FDA approval for an OPEN ARCHITECTURE SYSTEM, whichever is shorter, BECTON shall have the right to terminate this Agreement, without cause, on six (6) months advance written notice. Thereafter, BECTON shall have the right to terminate this Agreement, without cause, on twelve (12) months advance written notice. If BECTON terminates this Agreement without cause and if any DISPOSABLES for OPEN or CLOSED ARCHITECTURE SYSTEMS have been developed hereunder as of the date of such termination, BECTON shall negotiate in good faith, terms and conditions reasonably necessary to enable MEDI-JECT to arrange an alternative source of such DISPOSABLES, including upon MEDI-JECT's request, the continued supply of such DISPOSABLES by BECTON for a period of time not to exceed (***), and BECTON shall grant to MEDI-JECT, and hereby does grant (effective only upon such termination pursuant to this Paragraph 12.2), a non-exclusive license (with right of sublicense) under BECTON PROPERTY, PROGRAM DISPOSABLE PROPERTY and PROGRAM SYSTEM PROPERTY to make, have
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

made, use, sell and import such DISPOSABLES for use with OPEN ARCHITECTURE SYSTEMS, CLOSED ARCHITECTURE SYSTEMS or (***), and to the extent that such DISPOSABLES are ROYALTY-BEARING DISPOSABLES, MEDI-JECT shall pay a (***) royalty on NET SALES of such ROYALTY-BEARING DISPOSABLES.

     12.3 In the event of any breach of a material term of this Agreement by either party, including non-performance under the OPEN DEVELOPMENT PROGRAM, and such breach cannot be cured or otherwise addressed by action of the Executive Committee, the non-breaching party shall have the right to terminate this Agreement on sixty (60) days written notice, in addition to any other legal or equitable remedies available to such non-breaching party.

     12.4 If BECTON terminates this Agreement pursuant to Paragraph 12.3 as a result of a material breach by MEDI-JECT (***) and if any NEEDLELESS INJECTORS have been developed hereunder as of the date of such termination, the following shall apply:

          (a) If MEDI-JECT has materially breached (***), with respect to the use or sale of (***) and MEDI-JECT and BECTON have entered into a SUPPLY AGREEMENT with respect to such NEEDLELESS INJECTORS, MEDI-JECT shall continue to supply, and BECTON shall continue to purchase, such NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS pursuant to the terms of such SUPPLY AGREEMENT, and (***);

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          (b) If MEDI-JECT has materially breached (***), with respect to (1) the use or sale of (***) or (2) the manufacture, use or sale of (***), MEDI-JECT shall (***), and (***) and, if BECTON has not exercised its rights under (***) and BECTON, (***), shall (***) for (***), (i) the manufacture, use or sale of which is covered in the country where the NEEDLELESS INJECTOR is manufactured or sold, by a VALID CLAIM of any LICENSED PATENT or (ii) manufactured or sold in any country in which the FDA or applicable regulatory authority requires the labelling of such NEEDLELESS INJECTOR for use with a DISPOSABLE covered by any of the LICENSED PATENTS; or

          (c) (1) If MEDI-JECT has materially breached (***), with respect to the manufacture, use or sale of (***) or by (***) and (2) unless BECTON has waived or otherwise its rights under (***), MEDI-JECT shall (***), and if BECTON has not exercised its rights under (***), and BECTON, (***), shall (***), (i) the manufacture, use or sale of which is covered in the country where the NEEDLELESS INJECTOR is manufactured or sold, by a VALID CLAIM of any LICENSED PATENT or (ii) manufactured or sold in any country in which the FDA or applicable regulatory authority requires the labelling of such NEEDLELESS INJECTOR for use with a DISPOSABLE covered by any of the LICENSED PATENTS.

     12.5 If MEDI-JECT terminates this Agreement pursuant to (***) and if any DISPOSABLES have been developed hereunder as of the date of such termination, BECTON shall negotiate in good faith, terms and conditions reasonably necessary to
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

enable MEDI-JECT to arrange an alternative source of such DISPOSABLES, including upon MEDI-JECT's request, the continued supply of such DISPOSABLES by BECTON for a period of time not to exceed (***), and BECTON shall (***), and to the extent that (***), MEDI-JECT shall (***). In addition, upon any such termination, (a) (***), shall be (***), pursuant to the (***) and (b) the licenses granted to MEDI-JECT pursuant to Paragraph 3.5 shall continue as provided therein.

     12.6 Upon any termination or expiration of this Agreement, the parties shall retain their respective ownership rights under the BECTON PROPERTY, MEDI-JECT PROPERTY, PROGRAM DISPOSABLE PROPERTY or PROGRAM SYSTEM PROPERTY, subject to the provisions of Paragraphs 3.5, 4.3, 4.4, 5.5, 9.7, 12.2, 12.4 or 12.5, to
the extent that such provisions are in effect as of, or as a result of, such termination.

     12.7 In the event MEDI-JECT has not filed with the FDA an application for clearance to distribute or sell a NEEDLELESS INJECTOR for an OPEN ARCHITECTURE SYSTEM prior to (***), MEDI-JECT shall (***), subject to the terms of Paragraph 8 in Exhibit C below.

     12.8 All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for the purposes of Paragraph 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Paragraph 101(52) of the Bankruptcy Code. The parties agree that each party, as a
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

licensee hereunder, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

     12.9 Termination of this Agreement for any reason shall not affect the rights or obligations of any party accrued prior to termination. In addition, upon any termination of this Agreement, each party shall be entitled to any rights and remedies such party may have at law and in equity. Termination or expiration of this Agreement shall not relieve the parties of their respective rights and obligations under Article VIII [Confidentiality], Article IX [Intellectual Property], and with respect to any royalties owing after such termination, Article VII [Commercialization and Royalties]. Termination of this Agreement shall not terminate the parties' respective rights and licenses under Paragraph 3.5, 4.3, 4.4, 5.3, 9.7, 12.2, 12.4 or 12.5 to the extent that such rights and licenses are in effect as of or as a result of such termination.

     12.10 Termination of any OPEN DEVELOPMENT PROGRAM or CLOSED DEVELOPMENT PROGRAM shall not affect the continuation of any other OPEN DEVELOPMENT PROGRAM or CLOSED DEVELOPMENT PROGRAM hereunder or the continuation of this Agreement.

ARTICLE XIII - MISCELLANEOUS

     13.1 Each party represents and warrants to the other party that it is duly authorized to enter into this Agreement and become bound by all of its terms and conditions, and further represents and warrants that nothing in this Agreement will contravene or conflict with any Article of Incorporation, by-law, rule, regulation, order, statute, agreement or other writing by which it may be bound or held accountable.

     13.2 Nothing in this Agreement shall be deemed or construed as creating any agency or partnership between or among the parties. The parties shall not conduct their activities hereunder in such manner as to make it appear to third parties that they have formed a partnership. No person not a party to this Agreement, including any employees or agents or any party to this Agreement, shall have or acquire any rights by reason of the parties having entered into this Agreement.

     13.3 This Agreement and any of its individual terms shall be amended, modified, waived, superseded or canceled only by a writing duly authorized and signed by both parties. The delay or failure of any party at any time or times to require performance of any term shall in no manner affect that party's rights at a later time to enforce the same.

     13.4 This Agreement, including Exhibits A-C, which are hereby incorporated herein by reference, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, negotiations and agreements whether written or oral.

     13.5 This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by either party without the prior written consent of the other party, unless such assignment is to a wholly-owned subsidiary of a party in which case only written notice need be provided.

     13.6 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

     13.7 Any notice permitted or required under this Agreement shall be deemed given upon receipt when hand-delivered or sent by United States Postal Service Express Mail when addressed to:

If to BECTON:            President
                         Becton Dickinson Advanced Injection Systems
                         1 Becton Drive
                         Franklin Lakes, New Jersey  07417-1880

with a copy to:          General Counsel
                         Becton Dickinson and Company
                         1 Becton Drive
                         Franklin Lakes, New Jersey  07417-1880

If to MEDI-JECT:         President
                         MEDI-JECT Corporation
                         1840 Berkshire Lane
                         Minneapolis, Minnesota  55441

with a copy to:          J. Andrew Herring, Esq.
                         Dorsey & Whitney P.L.L.P.
                         220 South Sixth Street
                         Minneapolis, Minnesota  55402

     13.8 This Agreement (and any SUPPLY AGREEMENTS executed hereunder) shall be governed by and construed in accordance with Minnesota law (excluding its choice of law rules). The parties agree to submit any disputes arising hereunder or thereunder first to the Executive Committee. If the Executive Committee is unable to resolve such dispute, the parties shall submit such dispute to non-binding mediation, to be performed over a period not to exceed five days by a professional mediation service reasonably acceptable to the parties. If the dispute is not resolved by such mediation, the parties may exercise their rights to any legal or equitable remedy available; provided, however that the exclusive jurisdiction and venue for any such disputes shall be the state and federal courts located in (a) Minneapolis, Minnesota, if BECTON brings suit against MEDI-JECT or (b) Bergen County, New Jersey, if MEDI-JECT brings suit against BECTON.

     13.9 If any term or condition of this Agreement is or is found to be invalid or unenforceable in any country or countries, the remaining terms and conditions shall remain in full force and effect, and the parties agree to amend or construe the invalid or unenforceable terms or conditions of this Agreement in such manner so as to render them valid and enforceable giving due regard to the intent of the parties. In the event that cannot be done and the invalid or unenforceable term or condition is material to this Agreement, the parties agree to renegotiate the entire Agreement with respect to that country.

     13.10 If the parties determine that a filing or notification with the European Economic Commission is necessary or useful to affect the intent of this Agreement within the European Economic Community, the parties shall cooperate, at their own expense, in the preparation and filing of such documents.

     Having intended to become bound by the terms and conditions of this Agreement, the parties acknowledge entering into this Agreement as evidenced by their duly authorized signatures set forth below.

MEDI-JECT CORPORATION               BECTON, DICKINSON AND
                                    COMPANY


BY:  /s/ Franklin Pass              BY:  /s/  Raymond P. Ohlmuller
     -------------------------           -----------------------------

ITS:  President and CEO             ITS:  Vice President and Secretary
      ------------------------            ----------------------------

                                   EXHIBIT A

(***)





- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   EXHIBIT B

                            SUPPLY AGREEMENT TERMS


     1. Terms defined in the DEVELOPMENT AND LICENSE AGREEMENT shall be incorporated by reference in each SUPPLY AGREEMENT.

     2. MEDI-JECT shall manufacture and supply NEEDLELESS INJECTORS to BECTON and BECTON shall manufacture and supply for itself DISPOSABLES.

     3. Assuming MEDI-JECT meets the cost targets set forth in Exhibit A, BECTON will pay a transfer price to MEDI-JECT on NEEDLELESS INJECTORS FOR OPEN ARCHITECTURE SYSTEMS, sold to it by MEDI-JECT equal to the (***) for such (***), (***). If MEDI-JECT does not meet the cost targets set forth in Exhibit A, the parties shall negotiate in good faith a reasonable transfer price for such NEEDLELESS INJECTORS, with the intent that such transfer price shall provide each of MEDI-JECT and BECTON with (***).

     4. The term of each SUPPLY AGREEMENT shall be the later of (a) (***) years from the first commercial sale of the applicable OPEN ARCHITECTURE SYSTEM or (b) the life of the last to expire of the LICENSED PATENTS covering such OPEN ARCHITECTURE SYSTEM.

     5. Each SUPPLY AGREEMENT shall include customary and reasonable provisions relating to ordering, delivery, shipment, inspection and payment. The parties shall mutually negotiate and agree in good faith on the quantity of NEEDLELESS INJECTORS to be supplied to BECTON during the first year of each

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUPPLY AGREEMENT. In addition, thereafter, BECTON shall submit to MEDI-JECT, on a quarterly basis, rolling annual forecasts, prepared in good faith, of its reasonably anticipated orders for NEEDLELESS INJECTORS for the applicable OPEN ARCHITECTURE SYSTEM. In addition, in order to permit MEDI-JECT to plan its manufacturing needs appropriately, the parties shall negotiate in good faith the terms of the initial purchase order (i.e. quantity and delivery date) of NEEDLELESS INJECTORS for each OPEN ARCHITECTURE SYSTEM.

     6. (a) If, for any reason, MEDI-JECT cannot meet BECTON's reasonable requirements (whether by virtue of quantities ordered or other reason) for such NEEDLELESS INJECTORS, subject to the terms of this Paragraph 6, MEDI-JECT shall designate a third party to manufacture such NEEDLELESS INJECTORS on its behalf for supply to BECTON; with such third party manufacturer to be acceptable to BECTON, which acceptance shall not be unreasonably withheld. The term of such third party manufacturing arrangement shall be mutually agreed by MEDI-JECT and such third party and MEDI-JECT shall be entitled to recommence manufacture of such NEEDLELESS INJECTORS upon a showing, reasonably acceptable to BECTON, of its ability to provide a consistent supply of such NEEDLELESS INJECTOR as necessary to meet BECTON's reasonably anticipated requirements therefor.

          (b) If MEDI-JECT is unable to designate a third party to manufacture such NEEDLELESS INJECTORS in quantities sufficient to meet BECTON's reasonable requirements, or if a third party so designated fails to meet such requirements over a period of (***), then BECTON shall have the (***), and

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

BECTON, (***), shall (***), (i) the manufacture, use or sale of which is covered in the country where the NEEDLELESS INJECTOR is manufactured or sold, by a VALID CLAIM of any LICENSED PATENT or (ii) manufactured or sold in any country in which the FDA or applicable regulatory authority requires the labelling of such INJECTOR for use with a DISPOSABLE.

          (c) Notwithstanding the foregoing, BECTON shall not be entitled to invoke the provisions of this Paragraph 6, unless such unfilled quantities are within the forecast required by Paragraph 5 above, and such failure lasts for a period of more than (***). In addition, upon (***) written notice to BECTON and a showing, reasonably acceptable to BECTON, of its ability to provide a consistent supply of such NEEDLELESS INJECTOR as necessary to meet BECTON's reasonably anticipated requirements therefor, MEDI-JECT will have the option to:

     (1) allow BECTON to continue to manufacture such NEEDLELESS INJECTORS on a non-exclusive basis until such time as (***); in which case MEDI-JECT shall also be entitled to supply NEEDLELESS INJECTORS to BECTON; or

     (2) reimburse BECTON for (***) and, upon the expiration of such notice period, BECTON shall no longer be entitled to manufacture such NEEDLELESS INJECTORS hereunder.

     7. Termination of any SUPPLY AGREEMENT shall not result in termination of the DEVELOPMENT AND LICENSE AGREEMENT.

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     8. If BECTON terminates any SUPPLY AGREEMENT without cause, BECTON shall negotiate, in good faith, terms and conditions reasonably necessary to enable MEDI-JECT to arrange an alternative source of the DISPOSABLES subject to such SUPPLY AGREEMENT, including upon MEDI-JECT's request the continued supply of such DISPOSABLES by BECTON for a period of time (***), and BECTON shall grant to MEDI-JECT, and hereby does grant (effective only upon such termination), a non-exclusive license under BECTON PROPERTY, PROGRAM DISPOSABLE PROPERTY and PROGRAM SYSTEM PROPERTY to make, have made, use, sell and import such DISPOSABLES for use in OPEN ARCHITECTURE SYSTEMS, CLOSED ARCHITECTURE SYSTEMS or (***), and to the extent that such DISPOSABLES are ROYALTY-BEARING DISPOSABLES, MEDI-JECT shall pay a (***) royalty on NET SALES of such ROYALTY-BEARING DISPOSABLES.

     9. MEDI-JECT shall indemnify, defend and hold harmless BECTON, its directors, officers, employees and agents, against any judgments, fees, expenses, liability, costs, awards or damages arising from or incidental to any product liability or other suit, claim, demand or action (including infringement of the INTELLECTUAL PROPERTY rights of others) brought as a consequence of the sale and/or use of NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS sold to BECTON hereunder, whether BECTON, either jointly or severally, is named as a party defendant in such action.

     10. BECTON shall indemnify, defend and hold harmless MEDI-JECT, its directors, officers, employees and agents, against any judgments, fees, expenses,
- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

liability costs, awards or damages arising from or incidental to any product liability or other suit, claim, demand or action (including infringement of the INTELLECTUAL PROPERTY rights of others) brought as a consequence of the sale and/or use of DISPOSABLES sold by BECTON hereunder whether MEDI-JECT, either jointly or severally, is named as a party defendant in such action.

     11. In the event an action is brought against either or both MEDI-JECT and BECTON alleging infringement of the INTELLECTUAL PROPERTY rights of another by the sale and/or use of NEEDLELESS INJECTORS for OPEN ARCHITECTURE SYSTEMS, (***).

     12. MEDI-JECT and BECTON shall each warrant to the other that it shall comply with all documentation and other requirements, rules and regulations of the Food and Drug Administration ("FDA") necessary to permit production of NEEDLELESS INJECTORS and DISPOSABLES, respectively, under FDA's Good Manufacturing Practices, and shall comply with all requirements, rules and regulations of any other agency or body having regulatory authority over the manufacture, distribution or sale of OPEN ARCHITECTURE SYSTEMS, and MEDI-JECT and BECTON shall each further warrant to the other it shall obtain IS 9002 certification for their manufacturing facilities and operations prior to commercial production of NEEDLELESS INJECTORS or DISPOSABLES, respectively, hereunder.

- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   EXHIBIT C
                            Third Party Agreements

(***)
Ferring (hGH) (MJ-6)
JCR (hGH) (MJ-6)
Gene Medicine (gene therapy) (MJ-6)
BioTechnology General (hGH) (MJ-6)
Schwarz Pharma (PGE\\1\\) (CAS)
(***)
(***)
(***)



- --------------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                      C-1